EXHIBIT 99.1

                             Computational Materials
                             -----------------------

       STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
       -------------------------------------------------------------------
                             AND OTHER INFORMATION
                             ---------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumption and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level date, reported factors or imputed factions), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Sterns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose process are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns & Co                                               October 29, 1996
yap                              CTSX REPORT                    2:43 PM EST
                                                                Page 1 of 1
-------------------------------------------------------------------------------

               FM1096-CA101 Class A (________) ANNUAL/1ST CPN 1/97
        Orig Bal 2,495,000 Fac 1.00000 #Coup 7.589 Mat 01/01/02 Wac-0.000
                             (0.000) WAM- / (-22762)
                 Price/Yield View Fact Thru 09/9999 Hist Coupons
         Settlement Date 12-Nov-1996 Curve Date 29-Oct-1996 Tranche
                                   A(________)

      ----------------------- -------------------- ---------------------
                                    0% CPP                prepay
              Price                  5.07               Avg. Life
                                     01/98               1st Prin
      ----------------------- -------------------- ---------------------
      102:11+                 6.793                Yield
                              4.23                 Duration
      ----------------------- -------------------- ---------------------
      102:15+                 6.764                Yield
                              4.23                 Duration
      ----------------------- -------------------- ---------------------
      102:19+                 6.735                Yield
                              4.23                 Duration
      ----------------------- -------------------- ---------------------
      102:23+                 6.707                Yield
                              4.23                 Duration
      ----------------------- -------------------- ---------------------
      102:27+                 6.678                Yield
                              4.23                 Duration
      ----------------------- -------------------- ---------------------
      102:31+                 6.650                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------
      103. 3+                 6.622                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------
      103: 7+                 6.593                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------
      103:11+                 6.565                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------
      103:15+                 6.537                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------
      103:19+                 6.508                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------
      103:23+                 6.480                Yield
                              4.24                 Duration
      ----------------------- -------------------- ---------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                               October 29, 1996
yap                          CTSX REPORT                        2:43 PM EST
                                                                Page 1 of 1
-------------------------------------------------------------------------------

               FM1096-AA102 Class A (________) ANNUAL/1ST CPN 1/97
        Orig Bal 2,250,000 Fac 1.00000 Coup 7.891 Mat 01/01/12 Wac-0.000
                            (0.000) WAM- / (-22762)
                 Price/Yield View Fact Thru 09/9999 Hist Coupons
      Settlement Date   12-Nov-1996   Curve Date   29-Oct-1996     Tranche
                                   A(________)

       ----------------------- -------------------- ---------------------
                                     0% CPP                prepay
               Price                  12.43              Avg. Life
                                      01/98               1st Prin
                                      01/12              Last Prin
       ----------------------- -------------------- ---------------------
       103:19                  7.236                Yield
                               7.87                 Duration
       ----------------------- -------------------- ---------------------
       103:23                  7.221                Yield
                               7.87                 Duration
       ----------------------- -------------------- ---------------------
       103:27                  7.206                Yield
                               7.87                 Duration
       ----------------------- -------------------- ---------------------
       103:31                  7.191                Yield
                               7.88                 Duration
       ----------------------- -------------------- ---------------------
       104: 3                  7.176                Yield
                               7.89                 Duration
       ----------------------- -------------------- ---------------------
       104: 7                  7.161                Yield
                               7.89                 Duration
       ----------------------- -------------------- ---------------------
       104:11                  7.145                Yield
                               7.89                 Duration
       ----------------------- -------------------- ---------------------
       104:15                  7.130                Yield
                               7.89                 Duration
       ----------------------- -------------------- ---------------------
       104:19                  7.115                Yield
                               7.90                 Duration
       ----------------------- -------------------- ---------------------
       104:23                  7.100                Yield
                               7.90                 Duration
       ----------------------- -------------------- ---------------------
       104:27                  7.085                Yield
                               7.91                 Duration
       ----------------------- -------------------- ---------------------
       104:31                  7.017                Yield
                               7.91                 Duration
       ----------------------- -------------------- ---------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing

Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                               October 29, 1996
yap                           CTSX REPORT                       2:43 PM EST
                                                                Page 1 of 1
-------------------------------------------------------------------------------

             FM1096-CS101 Class A (________) SEMIANNUAL/1ST CPN 1/97
    Orig Bal  3,325,000  Fac  1.00000  Coup  7.186  Mat  07/01/01 Wac-0.000
                             (0.000) WAM- / (-22762)
              Price/Yield   View  Fact  Thru   09/9999  Hist Coupons
         Settlement Date 12-Nov-1996 Curve Date 29-Oct-1996 Tranche
                                   A(________)

     ----------------------- -------------------- ---------------------
                                   0% CPP                prepay
             Price                  4.31               Avg. Life
                                    01/97               1st Prin
                                    07/01              Last Prin
     ----------------------- -------------------- ---------------------
     101:11+                 6.687                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     101:15+                 6.653                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     101:19+                 6.619                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     101:23+                 6.586                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     101:27+                 6.552                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     101:31+                 6.518                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     102: 3+                 6.485                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     102: 7+                 6.425                Yield
                             3.63                 Duration
     ----------------------- -------------------- ---------------------
     102:11+                 6.418                Yield
                             3.64                 Duration
     ----------------------- -------------------- ---------------------
     102:15+                 6.385                Yield
                             3.64                 Duration
     ----------------------- -------------------- ---------------------
     102:19+                 6.352                Yield
                             3.64                 Duration
     ----------------------- -------------------- ---------------------
     102:23+                 6.319                Yield
                             3.64                 Duration
     ----------------------- -------------------- ---------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing

Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co                                               October 29, 1996
yap                            CTSX REPORT                      2:43 PM EST
                                                                Page 1 of 1
-------------------------------------------------------------------------------

            FM1096-AS103 Class A (_________) SEMIANNUAL/1ST CPN 1/97
        Orig Bal 4,630,860 Fac 1.00000 Coup 7.722 Mat 07/01/11 Wac-0.000
                             (0.000) WAM- / (-22762)
                 Price/Yield View Fact Thru 09/9999 Hist Coupons
           Settlement Date 12-Nov-1996 Curve Date 29-Oct-1996 Tranche
                                  A(_________)

        ----------------------- -------------------- ---------------------
                                      0% CPP                prepay
                Price                  12.03              Avg. Life
                                       01/97               1st Prin
                                       07/11              Last Prin
        ----------------------- -------------------- ---------------------
        103:11                  7.220                Yield
                                7.56                 Duration
        ----------------------- -------------------- ---------------------
        103:15                  7.204                Yield
                                7.57                 Duration
        ----------------------- -------------------- ---------------------
        103:19                  7.188                Yield
                                7.57                 Duration
        ----------------------- -------------------- ---------------------
        103:23                  7.172                Yield
                                7.58                 Duration
        ----------------------- -------------------- ---------------------
        103:27                  7.157                Yield
                                7.58                 Duration
        ----------------------- -------------------- ---------------------
        103:31                  7.141                Yield
                                7.59                 Duration
        ----------------------- -------------------- ---------------------
        104: 3                  7.125                Yield
                                7.59                 Duration
        ----------------------- -------------------- ---------------------
        104: 7                  7.110                Yield
                                7.59                 Duration
        ----------------------- -------------------- ---------------------
        104:11                  7.094                Yield
                                7.60                 Duration
        ----------------------- -------------------- ---------------------
        104:15                  7.078                Yield
                                7.60                 Duration
        ----------------------- -------------------- ---------------------
        104:19                  7.063                Yield
                                7.61                 Duration
        ----------------------- -------------------- ---------------------
        104:23                  7.047                Yield
                                7.61                 Duration
        ----------------------- -------------------- ---------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing

Estimates, and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

FARMER MAC OFFERINGS
-----------------------------------------------------------------------------

YIELD MAINTENANCE CHARGES

1. Full Yield Maintenance Charge - The borrower pays yield maintenance if he prepays his mortgage at any time during the term of the mortgage.

2. Partial Yield Maintenance Charge - The borrower pays yield maintenance if he prepays his mortgage during the first 4 or 5 years of its term. Thereafter, the borrower is free to prepay with no penalty.

The yield maintenance formula is generally the same whether the mortgage has full or partial yield maintenance.

3. Full Yield Maintenance - At the designated time of prepayment the present value of the future scheduled payments to maturity is calculated. The future scheduled payments are discounted on each period at a rate equivalent to the interpolated yield of the CMT having a term to maturity which is the same as the term to such scheduled payment date from the prepayment date.

4. Partial Yield Maintenance - The calculation is the same as full yield maintenance except that the future scheduled payments are discounted from the date at which the mortgage becomes an "open prepay" mortgage rather than maturity.

The calculated PV less the outstanding mortgage balance is the yield maintenance charge.

In addition, if a borrower chooses to prepay between scheduled payment dates he is obligated to pay the full period's interest accrual.

Farmer Mac does not guarantee to the certificate holders the payment of the yield maintenance charge and shall pass through to the certificate holders yield maintenance to the extent it is actually received by Farmer Mac.

The  following  example   illustrates  the  yield  maintenance  charge  using  a
$2,000,000 annual pay loan with a 15-year term and a 25-year amortization term which prepays immediately.

Assumptions
-----------
Loan Balance                        $2,000,000
Gross Rate                          8.320%
Field Servicing                     0.370%
Guarantee Fees,
Master Servicing, Trustee           0.950%
Net Rate                            7.000%
Prepay Calc Rate                    7.250%
Balloon                             15
Amort Term                          25

Yield Curve:

1 Year                              5.83
2 Year                              6.29
3 Year                              6.49
5 Year                              6.72
10 Year                             6.94
30 Year                             7.09
-------------------------------------------------------------------------------
The information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and other information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                  ANNEX I: DESCRIPTION OF QUALIFIED LOAN POOLS

   The description of the Qualified Loans and the related Mortgaged Properties set forth below is based upon each Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due before such date. Prior to the issuance of the Certificates, Qualified Loans may be removed from each Pool as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate, or as a result of prepayments in full. A limited number of other Qualified Loans may be added to each Pool prior to the issuance of the Certificates unless including such Qualified Loans would materially alter the characteristics of such Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the related Pool as it will be constituted at the time the Certificates are issued although the range of Mortgage Interest Rates and maturities and certain other characteristics of the Qualified Loans in such Pool may vary.

   The composition of each Qualified Loan Pool is subject to adjustment, with the amount of such variance restricted to no more than 5% of the aggregate principal balance of the Qualified Loans in such Pool, as stated herein. The information set forth as to the Qualified Loans will be revised to reflect such adjustments and included on a Form 8-K to be filed with the Commission within 15 days after the Closing Date and be available to Holders of Certificates promptly thereafter through the facilities of the Commission as described under "AVAILABLE INFORMATION" in the Prospectus.

                           DESCRIPTION OF POOL AA1002

   The Qualified Loans in Pool AA1002 will have had individual principal balances as of the Cut-off Date of not less than $80,000 and not more than $1,000,000. None of the Qualified Loans in Pool AA1002 will have been originated prior to July 1, 1996 and all have a scheduled maturity of January 1, 2012. The Qualified Loans in Pool AA1002 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.358%.

   All of the Qualified Loans in Pool AA1002 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    Three of the Qualified Loans in Pool AA1002 (approximately 26% by aggregate outstanding principal balance as of the Cut-off Date) provide for the annual payment of principal and interest on a level basis to fully amortize each such Qualified Loan over its stated term. All of the remaining Qualified Loans in Pool AA1002 are balloon loans which provide for regular annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the annual payments (each, a "Qualified Balloon Loan").

   One Qualified Loan included in Pool AA1002 constitutes 44% (by principal balance as of the Cut-off Date) of the aggregate principal amount of such Pool. Such Qualified Loan has the following additional characteristics (in each case, as of the Cut-off Date):

          Principal Balance....................         $1,000,000
          Mortgage Interest Rate ..............             9.400%
          Net Mortgage Rate....................             8.042%
          Year of Maturity.....................               2012
          Loan-to-Value Ratio..................              66.6%
          Original term to Maturity............           15 years

         The Mortgaged Property securing such Qualified Loan is located in the State of Indiana; the primary commodities produced on such property are corn and soybeans. The loan is a Qualified Balloon Loan, with an amortization schedule of 25 years. The total debt service coverage ratio (which ratio gives effect to all sources of income) for such loan is 1.47. See "RISK FACTORS -- "Relative Loan Sizes."

   The following tables set forth additional information with respect to the Qualified Loans included in Pool AA1002, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool AA1002.

                                 POOL - AA1002
                 DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
   -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
   Cut-off Principal Balance       of Loans     Cut-off Date    Cut-off Date
   -------------------------------------------------------------------------
   $        1  to  $  100,000.....        1     $     80,000          3.55%
      100,000  to     200,000.....        3          460,500         20.46
      300,000  to     400,000.....        1          310,000         13.77
      400,000  to     500,000.....        1          400,000         17.77
    1,000,000  to   1,100,000.....        1        1,000,000         44.43
   -------------------------------------------------------------------------
   Total                                  7     $  2,250,500        100.00%
   -------------------------------------------------------------------------


    Average Loan Amount                         $    321,500
    Minimum Amount                              $     80,000
    Maximum Amount                              $  1,000,000




                                 POOL - AA1002
                     DISTRIBUTION BY MORTGAGE INTEREST RATE

    -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
       Mortgage Interest Rate       of Loans     Cut-off Date    Cut-off Date
   --------------------------------------------------------------------------
   8.7501%    to     9.0000%.....        1     $    400,000         17.77%
   9.0001     to     9.2500 .....        5          850,500         37.79
   9.2501     to     9.5000 .....        1        1,000,000         44.43
   --------------------------------------------------------------------------
   Total                                 7     $  2,250,500        100.00%
   --------------------------------------------------------------------------


    Weighted Average Mortgage Interest Rate           9.249%
    Minimum Mortgage Interest Rate                    9.000%
    Maximum Mortgage Interest Rate                    9.400%

                                 POOL - AA1002
                        DISTRIBUTION BY NET MORTGAGE RATE

    -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
        Net Mortgage Rate           of Loans     Cut-off Date    Cut-off Date
   --------------------------------------------------------------------------
   7.5001%    to     7.7500%             1     $    400,000         17.77%
   7.7501%    to     8.0000%.....        5          850,500         37.79
   8.0001%    to     8.2500%.....        1        1,000,000         44.43
   --------------------------------------------------------------------------
   Total                                 7     $  2,250,500        100.00%
   --------------------------------------------------------------------------


    Weighted Average Net Mortgage Rate                7.891%
    Minimum Net Mortgage Rate                         7.702%
    Maximum Net Mortgage Rate                         8.042%



                                 POOL - AA1002
                   DISTRIBUTION BY REMAINING AMORTIZATION TERM

    -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
      Remaining Amortization Term   of Loans     Cut-off Date    Cut-off Date
   --------------------------------------------------------------------------
   180        ...................        3     $    590,500         26.24%
   300        ...................        4        1,660,000         73.76
   --------------------------------------------------------------------------
   Total                                 7     $  2,250,500        100.00%
   --------------------------------------------------------------------------


    Weighted Average Remaining Amortization Term        269 months
    Minimum Remaining Amortization Term                 180 months
    Maximum Remaining Amortization Term                 300 months

                                  POOL - AA1002
                                AMORTIZATION TYPE

    -----------------------------------------------------------------------------------------------------------------
                                                                      Percentage of                       Weighted
                                                        Aggregate       Aggregate          Weighted        Average
                                                        Principal       Principal         Average Cut-    Balloon-to
                                           Number     Balance As of   Balance As of     off Date Loan-   Value Ratio
                     Year of Maturity     of Loans     Cut-off Date    Cut-off Date     to-Value Ratio       (1)
   ------------------------------------------------------------------------------------------------------------------
   Balloon Loans         2012 ..........        4      $  1,660,000         73.76%              60.5%       42.3%
   Fully Amortizing      2012 ..........        3           590,500         26.24               57.6
   ------------------------------------------------------------------------------------------------------------------
   Total                                        7      $  2,250,500        100.00%              59.7%       31.2%
   ------------------------------------------------------------------------------------------------------------------


----------
(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties.


                                  POOL - AA1002
                DISTRIBUTION BY CUT-OFF DATE LOAN-TO-VALUE RATIO

    -------------------------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of       Cumulative
       Loan-to-Value Ratio          of Loans    Cut-off Date    Cut-off Date        Percentage
   --------------------------------------------------------------------------------------------
   35.01%    to    40.00%.....            1     $    180,000         8.00%             8.00%
   50.01     to    55.00 .....            1          310,500        13.77             21.77
   55.01     to    60.00 .....            3          645,000        28.66             50.43
   65.01     to    70.00 .....            2        1,115,500        49.57            100.00
   --------------------------------------------------------------------------------------------
   Total                                  7     $  2,250,500       100.00%
   --------------------------------------------------------------------------------------------


    Weighted Average Loan-to-Value Ratio               59.7%
    Minimum Loan-to-Value Ratio                        36.0%
    Maximum Loan-to-Value Ratio                        70.0%



                                  POOL - AA1002
                  DISTRIBUTION BY TOTAL DEBT COVERAGE RATIO(1)

    -------------------------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of       Cumulative
       Debt Coverage Ratio          of Loans     Cut-off Date    Cut-off Date       Percentage
   --------------------------------------------------------------------------------------------
     1.25     to     1.50 .......        4     $  1,425,000         63.32%             63.32%
     1.50     to     1.75 .......        2          425,500         18.91              82.23
     1.75     to     2.00 .......        1          400,000         17.77             100.00
   --------------------------------------------------------------------------------------------
   Total                                 7     $  2,250,500        100.00%
   --------------------------------------------------------------------------------------------


    Weighted Average Total Debt Coverage Ratio         1.54
    Minimum Total Debt Coverage Ratio                  1.30
    Maximum Total Debt Coverage Ratio                  1.81

----------
(1)  Total  Debt  Coverage  Ratio  is  the  ratio  determined  by  dividing  the borrower's  total annual net income (net of living expenses and taxes) from all  sources  by the  borrower's  total  annual  debt  service  obligations
     (including capital lease payments).




                                 POOL - AA1002

        DISTRIBUTION OF QULIFIED LOANS BY STATE AND COMMODITY GROUP (1)


                         CATTLE AND CALVES                             FOOD GRAINS                            OIL SEEDS
                         -----------------                             -----------                            ---------
                                   %of       # of                          %of       # of                       % of       # of
State               $ of Pool      Pool      Loans          $ of Pool      Pool      Loans       $ of Pool      Pool      Loans
----------------    ------------------------------          ------------------------------       ------------------------------
Idaho               $ 80,000        4%         1            $ 196,250       9%          2        $  82,500       4%          1
Indiana                    0        0%         0                    0       0%          0          500,000      22%          1
Ohio                       0        0%         0               18,000       1%          1           72,000       3%          1
----------------    ------------------------------          ------------------------------       ------------------------------
Grand Total         $ 80,000        4%         1            $ 214,250      10%          3        $ 654,500      29%          3
================    ==============================          ==============================       ==============================


                              FEED GRAINS                     SUGARBEETS, CANE AND OTHER              TOTAL PRINCIPAL AMOUNT
                              -----------                     --------------------------              ----------------------

                                   %of       # of                          %of       # of                       % of       # of
State               $ of Pool      Pool      Loans          $ of Pool      Pool      Loans       $ of Pool      Pool      Loans
----------------    ------------------------------          ------------------------------       ------------------------------
Idaho               $ 175,675       8%         2            $ 536,075      24%          4        $1,070,500      48%        10
Indiana               500,000      22%         1                    0       0%          0         1,000,000      44%         2
Ohio                   90,000       4%         1                    0       0%          0           180,000       8%         3
----------------    ------------------------------          ------------------------------       ------------------------------
Grand Total         $ 765,675      34%         4            $ 536,075      24%          4        $2,250,500     100%        15
================    ==============================          ==============================       ==============================

----------
(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.

                           DESCRIPTION OF POOL AS1003


   The Qualified Loans in Pool AS1003 will have had individual principal balances as of the Cut-off Date of not less than $91,000 and not more than $900,000. None of the Qualified Loans in Pool AS1003 will have been originated prior to July 1, 1996 and all have a scheduled maturity of July 1, 2011. The Qualified Loans in Pool AS1003 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.194%.

   All of the Qualified Loans in Pool AS1003 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    Five of the Qualified Loans in Pool AS1003 (approximately 20% by aggregate outstanding principal balance as of the Cut-off Date) provide for the semi-annual payment of principal and interest on a level basis to fully amortize each such Qualified Loan over its stated term. All of the remaining Qualified Loans in Pool AS1003 are balloon loans which provide for regular semi-annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the semi-annual payments (each, a "Qualified Balloon Loan").

The following tables set forth additional information with respect to the Qualified Loans included in Pool AS1003, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool AS1003.


                                 POOL - AS1003

                 DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------
                                                                                Percentage of
                                                             Aggregate           Aggregate
                                                             Principal           Principal
                                              Number        Balance As of       Balance As of
Cut-off Date Principal Balance               of Loans       Cut-off Date        Cut Off Date
----------------------------------------------------------------------------------------------
$          1    to    $   100,000  .........     1          $     91,000             1.97%
     100,000    to        200,000  .........     6               766,860            16.56
     200,000    to        300,000  .........     2               400,000             8.64
     300,000    to        400,000  .........     1               350,000             7.56
     400,000    to        500,000  .........     2               963,000            20.80
     500,000    to        600,000  .........     1               560,000            12.09
     600,000    to        700,000  .........     1               600,000            12.96
     900,000    to      1,000,000  .........     1               900,000            19.43
---------------------------------------------------------------------------------------------
Total                                           15          $  4,630,860           100.00%
---------------------------------------------------------------------------------------------


Average Loan Amount                                          $   380,724
Minimum Amount                                               $    91,000
Maximum Amount                                               $   900,000

                                 POOL - AS1003

                     DISTRIBUTION BY MORTGAGE INTEREST RATE

   -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
       Mortgage Interest Rate       of Loans     Cut-off Date    Cut-off Date
   --------------------------------------------------------------------------
   8.5001%    to     8.7500%.....        1     $    145,000          3.13%
   8.7501     to     9.0000 .....       12        3,647,860         78.77
   9.0001     to     9.2500 .....        2          836,000         18.10
   --------------------------------------------------------------------------
   Total                                15     $  4,630,860        100.00%
   --------------------------------------------------------------------------


    Weighted Average Mortgage Interest Rate           8.916%
    Minimum Mortgage Interest Rate                    8.750%
    Maximum Mortgage Interest Rate                    9.100%





                                 POOL - AS1003
                        DISTRIBUTION BY NET MORTGAGE RATE

    -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
        Net Mortgage Rate           of Loans     Cut-off Date    Cut-off Date
   --------------------------------------------------------------------------
   7.2501%    to     7.5000% .....       3     $    787,360         17.00%
   7.5001%    to     7.7500% .....       7        1,305,500         28.19
   7.7501%    to     8.0000% .....       5        2,538,000         54.81
   --------------------------------------------------------------------------
   Total                                15     $  4,630,860        100.00%
   --------------------------------------------------------------------------


    Weighted Average Net Mortgage Rate                7.722%
    Minimum Net Mortgage Rate                         7.450%
    Maximum Net Mortgage Rate                         7.950%

                                  POOL - AS1003
                   DISTRIBUTION BY REMAINING AMORTIZATION TERM

    -------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
      Remaining Amortization Term   of Loans     Cut-off Date    Cut-off Date
   --------------------------------------------------------------------------
   180        ...................        5     $    931,360         20.11%
   300        ...................       10        3,699,500         79.89
   --------------------------------------------------------------------------
   Total                                15     $  4,630,860        100.00%
   --------------------------------------------------------------------------


    Weighted Average Remaining Amortization Term        276 months
    Minimum Remaining Amortization Term                 180 months
    Maximum Remaining Amortization Term                 300 months




                                  POOL - AS1003
                                AMORTIZATION TYPE

    -----------------------------------------------------------------------------------------------------------------
                                                                      Percentage of                       Weighted
                                                        Aggregate       Aggregate          Weighted        Average
                                                        Principal       Principal         Average Cut-    Balloon-to
                                           Number     Balance As of   Balance As of     off Date Loan-   Value Ratio
                     Year of Maturity     of Loans     Cut-off Date    Cut-off Date     to-Value Ratio       (1)
   ------------------------------------------------------------------------------------------------------------------
   Balloon Loans         2011 ..........       10      $  3,699,500         79.89%              58.8%       39.9%
   Fully Amortizing      2011 ..........        5           931,360         20.11               62.9
   ------------------------------------------------------------------------------------------------------------------
   Total                                       15      $  4,630,860        100.00%              59.6%       31.9%
   ------------------------------------------------------------------------------------------------------------------


----------
(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties.

                                  POOL - AA1002
                DISTRIBUTION BY CUT-OFF DATE LOAN-TO-VALUE RATIO

    -------------------------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of       Cumulative
       Loan-to-Value Ratio          of Loans    Cut-off Date    Cut-off Date        Percentage
   --------------------------------------------------------------------------------------------
   10.01%    to    15.00% .........       1     $    100,000         2.16%             2.16%
   35.01     to    40.00  .........       1          600,000        12.96             15.12
   50.01     to    55.00  .........       1          350,000         7.56             22.67
   55.01     to    60.00  .........       2        1,045,000        22.57             45.24
   60.01     to    65.00  .........       1          116,000         2.50             47.74
   65.01     to    70.00  .........       9        2,419,860        52.26            100.00
   --------------------------------------------------------------------------------------------
   Total                                 15     $  4,630,860       100.00%
   --------------------------------------------------------------------------------------------


    Weighted Average Loan-to-Value Ratio               59.6%
    Minimum Loan-to-Value Ratio                        14.8%
    Maximum Loan-to-Value Ratio                        70.0%







                                  POOL - AS1003
                  DISTRIBUTION BY TOTAL DEBT COVERAGE RATIO(1)

    -------------------------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of       Cumulative
       Debt Coverage Ratio          of Loans     Cut-off Date    Cut-off Date       Percentage
   --------------------------------------------------------------------------------------------
     1.25     to     1.50 .......        8     $  2,599,160         56.13%             56.13%
     1.50     to     1.75 .......        3        1,003,500         21.67              77.80
     2.25     to     2.50 .......        1          145,000          3.13              80.93
     2.50     to     2.75 .......        1          560,000         12.09              93.02
     3.75     to     4.00 .......        1          200,000          4.32              97.34
     4.00     to     4.25 .......        1          123,200          2.66             100.00
   --------------------------------------------------------------------------------------------
   Total                                15     $  4,630,860        100.00%
   --------------------------------------------------------------------------------------------


    Weighted Average Total Debt Coverage Ratio         1.78
    Minimum Total Debt Coverage Ratio                  1.25
    Maximum Total Debt Coverage Ratio                  4.04

------------
(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).

                                 POOL - AS1003


        DISTRIBUTION OF QUALIFIED LOANS BY STATE AND COMMODITY GROUP (1)


                         CATTLE AND CALVES                                  DAIRY                          FOOD GRAINS
                         -----------------                                  -----                          -----------
                                   % of       # of                         % of       # of                      % of       # of
State               $ of Pool      Pool      Loans          $ of Pool      Pool      Loans      $ of Pool      Pool      Loans
----------------    ------------------------------          ------------------------------      -------------------------------
California          $      0        0%         0            $       0       0%          0       $        0       0%          0
Illinois                   0        0%         0                    0       0%          0           94,000       2%          2
Kansas                     0        0%         0                    0       0%          0           47,500       1%          1
Minnesota                  0        0%         0                    0       0%          0           26,390       1%          1
Missouri                   0        0%         0                    0       0%          0           20,000       0%          1
Montana                    0        0%         0                    0       0%          0          900,000      19%          1
Ohio                       0        0%         0                    0       0%          0           20,000       0%          1
South Dakota          77,885        2%         2                    0       0%          0           15,624       0%          1
Washington                 0        0%         0              560,000      12%          1                0       0%          0
----------------    ------------------------------          ------------------------------      -------------------------------
Grand Total         $ 77,885        2%         2            $ 560,000      12%          1       $1,123,514      24%          8
================    ==============================          ==============================      ===============================



                               HOGS                                    OIL SEEDS                      PERMANENT PLANTINGS
                               ----                                    ---------                      -------------------
                                   % of       # of                         % of       # of                      % of       # of
State               $ of Pool      Pool      Loans          $ of Pool      Pool      Loans      $ of Pool      Pool      Loans
----------------    ------------------------------          ------------------------------      -------------------------------
California          $      0        0%         0            $       0       0%          0       $  450,000      10%          2
Illinois             146,400        3%         1              185,440       4%          1                0       0%          0
Kansas                     0        0%         0              190,000       4%          1                0       0%          0
Minnesota            178,500        4%         1                  910       0%          1                0       0%          0
Missouri                   0        0%         0               60,000       1%          1                0       0%          0
Montana                    0        0%         0                    0       0%          0                0       0%          0
Ohio                       0        0%         0               80,000       2%          1                0       0%          0
South Dakota          71,702        2%         2               41,205       1%          2                0       0%          0
Washington                 0        0%         0                    0       0%          0                0       0%          0
----------------    ------------------------------          ------------------------------      -------------------------------
Grand Total         $396,602        9%         4            $ 557,555      12%          7       $  450,000      10%          2
================    ==============================          ==============================      ===============================

                                                        (Continued on next page)

                                 POOL - AS1003
        DISTRIBUTION OF QUALIFIED LOANS BY STATE AND COMMODITY GROUP (1)



                                                            POTATOES, TOMATOES, AND OTHER
                             FEED GRAINS                                VEGETABLES              SUGARBEETS,CANE AND OTHER CROPS
                             -----------                               -----------              -------------------------------
                                   % of       # of                         % of       # of                      % of       # of
State               $ of Pool      Pool      Loans          $ of Pool      Pool      Loans      $ of Pool      Pool      Loans
----------------    ------------------------------          ------------------------------      -------------------------------
California          $      0        0%         0            $       0       0%          0       $        0       0%          0
Illinois             178,160        4%         2                    0       0%          0                0       0%          0
Kansas               237,500        5%         1                    0       0%          0                0       0%          0
Minnesota                  0        0%         0               63,700       1%          2                0       0%          0
Missouri             120,000        3%         1                    0       0%          0                0       0%          0
Montana                    0        0%         0                    0       0%          0                0       0%          0
Ohio                 100,000        2%         1                    0       0%          0                0       0%          0
South Dakota          20,944        0%         2                    0       0%          0                0       0%          0
Washington                 0        0%         0              600,000      13%          1          145,000       3%          1
----------------    ------------------------------          ------------------------------      -------------------------------
Grand Total         $656,604       14%         7            $ 663,700      14%          3       $  145,000       3%          1
================    ==============================          ==============================      ===============================


                        TOTAL PRINCIPAL AMOUNT
                        ----------------------
                                   % of       # of
State               $ of Pool      Pool      Loans
----------------    ------------------------------
California          $  450,000     10%         2
Illinois               604,000     13%         6
Kansas                 475,000     10%         3
Minnesota              269,500      6%         5
Missouri               200,000      4%         3
Montana                900,000     19%         1
Ohio                   200,000      4%         3
South Dakota           227,360      5%         9
Washington           1,305,000     28%         3
----------------    ------------------------------
Grand Total         $4,630,860    100%        35
================    ==============================

----------
(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.

                           DESCRIPTION OF POOL CA1001


   The Qualified Loans in Pool CA1001 will have had individual principal balances as of the Cut-off Date of not less than $80,000 and not more than $1,500,000. None of the Qualified Loans in Pool CA1001 will have been originated prior to July 1, 1996 and all have a scheduled maturity of January 1, 2002. The Qualified Loans in Pool CA1001 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.296%.

   All of the Qualified Loans in Pool CA1001 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    All of the Qualified Loans in Pool CA1001 are balloon loans which provide for regular annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the annual payments (each, a "Qualified Balloon Loan").

   One Qualified Loan included in Pool CA1001 constitutes 60% (by principal balance as of the Cut-off Date) of the aggregate principal amount of such Pool. Such Qualified Loan has the following additional characteristics (in each case, as of the Cut-off Date):

          Principal Balance...............     $1,500,000
          Mortgage Interest Rate .........         9.120%
          Net Mortgage Rate...............         7.670%
          Year of Maturity................           2002
          Loan-to-Value Ratio.............          44.1%
          Original term to Maturity.......        5 years

   The Mortgaged Property securing such Qualified Loan is located in the State of Montana; the primary commodity produced on such property is beef cattle and calves. The loan is a Qualified Balloon Loan, with an amortization schedule of 25 years. The total debt service coverage ratio (which ratio gives effect to all sources of income) for such loan is 1.27. See "RISK FACTORS -- "Relative Loan Sizes."

   The following tables set forth additional information with respect to the Qualified Loans included in Pool CA1001, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool CA1001.

                                 POOL - CA1001
                DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE

    ----------------------------------------------------------------------------
                                                               Percentage of
                                                 Aggregate       Aggregate
                                                 Principal       Principal
                                     Number     Balance As of   Balance As of
 Cut-off Date Principal Balance     of Loans    Cut-off Date    Cut-off Date
   -----------------------------------------------------------------------------
$        1   to   100,000 .......    1        $     80,000         3.21%
   100,000   to   200,000 .......    1             105,000         4.21
   300,000   to   400,000 .......    1             325,000        13.03
   400,000   to   500,000 .......    1             485,000        19.44
 1,500,000   to 1,600,000 .......    1           1,500,000        60.12
   -----------------------------------------------------------------------------
   Total                             5        $  2,495,000       100.00%
   -----------------------------------------------------------------------------


    Average Loan Amount                        $   499,000
    Minimum Amount                             $    80,000
    Maximum Amount                             $ 1,500,000


                                  POOL - CA1001
                     DISTRIBUTION BY MORTGAGE INTEREST RATE

--------------------------------------------------------------------------------
                                                                 Percentage of
                                                Aggregate          Aggregate
                                                Principal          Principal
                                      Number   Balance As of     Balance As of
   Mortgage Interest Rate            of Loans  Cut-off Date      Cut-off Date
--------------------------------------------------------------------------------
  8.2501%    to      8.5000%   .....    3       $   670,000           26.85%
  8.5001     to      8.7500    .....    1           325,000           13.03
  9.0001     to      9.2500    .....    1         1,500,000           60.12
--------------------------------------------------------------------------------
Total                                   5       $ 2,495,000          100.00%
--------------------------------------------------------------------------------


Weighted Average Mortgage Interest Rate                    8.885%
Minimum Mortgage Interest Rate                             8.440%
Maximum Mortgage Interest Rate                             9.120%

                                  POOL - CA1001
                        DISTRIBUTION BY NET MORTGAGE RATE

--------------------------------------------------------------------------------
                                                                  Percentage of
                                                     Aggregate      Aggregate
                                                     Principal      Principal
                                          Number   Balance As of   Balance As of
        Net Mortgage Rate                of Loans  Cut-off Date    Cut-off Date
--------------------------------------------------------------------------------
    7.2501%    to      7.5000%  ........    4      $    995,000        39.88%
    7.5001     to      7.7500   ........    1         1,500,000        60.12
--------------------------------------------------------------------------------
 Total                                      5      $  2,495,000       100.00%
--------------------------------------------------------------------------------

Weighted Average Net Mortgage Rate               7.589%
Minimum Net Mortgage Rate                        7.370%
Maximum Net Mortgage Rate                        7.670%





                                  POOL - CA1001
                   DISTRIBUTION BY REMAINING AMORTIZATION TERM

--------------------------------------------------------------------------------
                                                                Percentage of
                                               Aggregate           Aggregate
                                               Principal           Principal
                                    Number   Balance As of       Balance As of
   Remaining Amortization Term     of Loans  Cut-off Date        Cut-off Date
--------------------------------------------------------------------------------
300      .......................      5      $   2,495,000           100.00%
--------------------------------------------------------------------------------
Total                                 5      $   2,495,000           100.00%
--------------------------------------------------------------------------------


Weighted Average Remaining Amortization Term          300 months
Minimum Remaining Amortization Term                   300 months
Maximum Remaining Amortization Term                   300 months

                                  POOL - CA1001
                                AMORTIZATION TYPE

--------------------------------------------------------------------------------------------------------
                                                                Percentage of    Weighted      Weighted
                                                 Aggregate        Aggregate     Average Cut-    Average
                                                 Principal        Principal      off Date     Balloon-to
                                     Number    Balance As of    Balance As of    Loan-to-    Value Ratio
          Year of Maturity          of Loans   Cut-off Date     Cut-off Date    Value Ratio       (1)
--------------------------------------------------------------------------------------------------------
Balloon Loans    2002  .............    5      $  2,495,000      100.00%          47.9%          45.2%
--------------------------------------------------------------------------------------------------------
Grand Total                             5      $  2,495,000      100.00%          47.9%          45.2%
--------------------------------------------------------------------------------------------------------


Weighted Average Maturity Date (Balloons)         1/1/02
Minimum Maturity Date (Balloons)                  1/1/02
Maximum Maturity Date (Balloons)                  1/1/02

---------
(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties.


                                  POOL - CA1001
                DISTRIBUTION BY CUT-OFF DATE LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------
                                                                  Percentage of
                                               Aggregate            Aggregate
                                               Principal            Principal
                                    Number   Balance As of        Balance As of    Cumulative
   Loan-to-Value Ratio             of Loans  Cut-off Date         Cut-off Date     Percentage
---------------------------------------------------------------------------------------------
  40.01%  to    45.00%   .........      2    $  1,605,000            64.33%         64.33%
  45.01   to    50.00    .........      1         325,000            13.03          77.35
  55.01   to    60.00    .........      2         565,000            22.65         100.00
---------------------------------------------------------------------------------------------
Grand Total                             5    $  2,495,000           100.00%
---------------------------------------------------------------------------------------------

Weighted Average Loan-to-Value Ratio            47.9%
Minimum Loan-to-Value Ratio                     44.1%
Maximum Loan-to-Value Ratio                     59.8%

                                  POOL - CA1001
                  DISTRIBUTION BY TOTAL DEBT COVERAGE RATIO (1)


--------------------------------------------------------------------------------------------------
                                                                     Percentage of
                                                   Aggregate            Aggregate
                                                   Principal            Principal
                                      Number     Balance As of        Balance As of      Cumulative
          Debt Coverage Ratio        of Loans    Cut-off Date          Cut-off Date      Percentage
--------------------------------------------------------------------------------------------------
 1.25     to     1.50    ........       2         $   1,825,000            73.15%         73.15%
 1.50     to     1.75    ........       1               485,000            19.44          92.59
 2.25     to     2.50    ........       1               105,000             4.21          96.79
 4.25     to     4.50    ........       1                80,000             3.21         100.00
-------------------------------------------------------------------------------------------------
Total                                   5         $   2,495,000           100.00%
-------------------------------------------------------------------------------------------------

Weighted Average Total Debt Coverage Ratio                        1.50
Minimum Total Debt Coverage Ratio                                 1.27
Maximum Total Debt Coverage Ratio                                 4.43


----------
(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).

                                  POOL - CA1001
        DISTRIBUTION OF QUALIFIED LOANS BY STATE AND COMMODITY GROUP (1)


                           CATTLE AND CALVES                 FOOD GRAINS                     OILSEEDS
                           -----------------                 -----------                     --------

                                       % of    # of                      % of   # of                  % of    # of
       State         $ of Pool          Pool   Loans   $ of Pool         Pool   Loans   $ of Pool     Pool   Loans
---------------      -------------------------------   ------------------------------   ----------------------------
California           $          0        0%      0     $         0        0%      0     $       0       0%       0
Michigan                        0        0%      0               0        0%      0        32,500       1%       1
Montana                 1,350,000       54%      1         120,000        5%      1             0       0%       0
South Dakota              169,750        7%      1          72,750        3%      1             0       0%       0
Washington                      0        0%      0               0        0%      0             0       0%       0
---------------      -------------------------------   ------------------------------   ----------------------------
Grand Total          $  1,519,750       61%      2     $   192,750        8%      2     $  32,500       1%       1
---------------      -------------------------------   ------------------------------   ----------------------------


                          PERMANENT PLANTINGS                FEED GRAINS           POTATOES, TOMATOES, AND OTHER VEGETABLES
                          -------------------                -----------           ----------------------------------------

                                       % of    # of                      % of   # of                  % of    # of
       State         $ of Pool          Pool   Loans    $ of Pool        Pool   Loans   $ of Pool     Pool   Loans
--------------       --------------------------------   -----------------------------   ---------------------------
California           $     80,000        3%      1      $      0        0%      0                0       0%       0
Michigan                        0        0%      0        81,250        3%      1       $  211,250       8%       1
Montana                         0        0%      0        30,000        1%      1                0       0%       0
South Dakota                    0        0%      0        97,000        4%      1                0       0%       0
Washington                105,000        4%      2             0        0%      0                0       0%       0
--------------       --------------------------------   -----------------------------   ---------------------------
Grand Total          $     185,000       7%      3      $ 208,250       8%      3       $  211,250      8%       1
--------------       --------------------------------   -----------------------------   -----------------------------


                     SUGARBEETS, CANE AND OTHER CROPS      TOTAL  PRINCIPAL  AMOUNT
                     --------------------------------      ------------------------

                                       % of    # of                      % of   # of
       State         $ of Pool          Pool   Loans    $ of Pool        Pool   Loans
--------------       --------------------------------   -----------------------------

California           $          0        0%      0      $    80,000        3%      1
Michigan                        0        0%      0          325,000       13%      3
Montana                         0        0%      0        1,500,000       60%      3
South Dakota              145,500        6%      1          485,000       19%      4
Washington                      0        0%      0          105,000        4%      2
--------------       --------------------------------   -----------------------------
Grand Total          $    145,500        6%      1      $ 2,495,000      100%     13
--------------       --------------------------------   -----------------------------

----------
(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.

                           DESCRIPTION OF POOL CS1001


   The Qualified Loans in Pool CS1001 will have had individual principal balances as of the Cut-off Date of not less than $90,000 and not more than $2,430,000. None of the Qualified Loans in Pool CS1001 will have been originated prior to July 1, 1996 and all have a scheduled maturity of July 1, 2001. The Qualified Loans in Pool CS1001 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.272%.

   All of the Qualified Loans in Pool CS1001 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part, made prior to the maturity date of each such Qualified Loan.

    All of the Qualified Loans in Pool CS1001 are balloon loans which provide for regular semi-annual payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon" payment (each, a "Balloon Payment") due at stated maturity that will be significantly larger than the semi-annual payments (each, a "Qualified Balloon Loan").

   One Qualified Loan included in Pool CS1001 constitutes 73 % (by principal balance as of the Cut-off Date) of the aggregate principal amount of such Pool. Such Qualified Loan has the following additional characteristics (in each case, as of the Cut-off Date):

          Principal Balance..................    $2,430,000
          Mortgage Interest Rate ............        8.500%
          Net Mortgage Rate..................        7.200%
          Year of Maturity...................          2001
          Loan-to-Value Ratio................         47.6%
          Original term to Maturity..........       5 years

   The Mortgaged Property securing such Qualified Loan is located in the State of California; the primary commodity produced on such property is dairy cattle and calves. The loan is a Qualified Balloon Loan, with an amortization schedule of 15 years. The total debt service coverage ratio (which ratio gives effect to all sources of income) for such loan is 1.69. See "RISK FACTORS -- "Relative Loan Sizes."

   The following tables set forth additional information with respect to the Qualified Loans included in Pool CS1001, in each case as of the Cut-off Date. Percentages are based on the aggregate principal balance of Qualified Loans in Pool CS1001.

                                  POOL - CS1001
                 DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------
                                                                                        Percentage of
                                                                        Aggregate         Aggregate
                                                                        Principal         Principal
                                                            Number    Balance As of     Balance As of
       Cut-off Date Principal Balance                      of Loans    Cut-off Date     Cut-off Date
------------------------------------------------------------------------------------------------------
 $            1    to     $     100,000   ...............      1       $     90,000          2.71%
        300,000    to           400,000   ...............      1            350,000         10.53
        400,000    to           500,000   ...............      1            455,000         13.68
      2,400,000    to         2,500,000   ...............      1          2,430,000         73.08
------------------------------------------------------------------------------------------------------
Total                                                          4     $    3,325,000        100.00%
------------------------------------------------------------------------------------------------------

Average Loan Amount                           $          831,250
Minimum Amount                                $           90,000
Maximum Amount                                $        2,430,000


                                  POOL - CS1001
                     DISTRIBUTION BY MORTGAGE INTEREST RATE

--------------------------------------------------------------------------------
                                                                Percentage of
                                               Aggregate          Aggregate
                                               Principal          Principal
                                   Number    Balance As of      Balance As of
  Mortgage Interest Rate          of Loans    Cut-off Date       Cut-off Date
--------------------------------------------------------------------------------
   8.0001%      to    8.2500%        2       $     545,000           16.39%
   8.2501       to    8.5000         2           2,780,000           83.61
--------------------------------------------------------------------------------
Total                                4       $   3,325,000           100.00%
--------------------------------------------------------------------------------

Weighted Average Mortgage Interest Rate                 8.458%
Minimum Mortgage Interest Rate                          8.220%
Maximum Mortgage Interest Rate                          8.500%

                                  POOL - CS1001
                        DISTRIBUTION BY NET MORTGAGE RATE

--------------------------------------------------------------------------------
                                                                  Percentage of
                                                Aggregate           Aggregate
                                                Principal           Principal
                                   Number     Balance As of       Balance As of
    Net Mortgage Rate             of Loans     Cut-off Date        Cut-off Date
--------------------------------------------------------------------------------
 7.0001%    to   7.2500%   ......     4         $  3,325,000          100.00%
--------------------------------------------------------------------------------
 Total                                4         $  3,325,000          100.00%
--------------------------------------------------------------------------------

Weighted Average Net Mortgage Rate                   7.186%
Minimum Net Mortgage Rate                            7.100%
Maximum Net Mortgage Rate                            7.210%


                                  POOL - CS1001
                        DISTRIBUTION BY YEAR OF MATURITY


--------------------------------------------------------------------------------
                                                                Percentage of
                                             Aggregate             Aggregate
                                             Principal             Principal
                                 Number    Balance As of         Balance As of
    Year of Maturity            of Loans    Cut-off Date          Cut-off Date
--------------------------------------------------------------------------------
2001   .....................         4      $    3,325,000             100.00%
--------------------------------------------------------------------------------
Total                                4      $    3,325,000             100.00%
--------------------------------------------------------------------------------

Weighted Average Maturity Date                7/1/01
Minimum Maturity Date                         7/1/01
Maximum Maturity Date                         7/1/01

                                  POOL - CS1001
                   DISTRIBUTION BY REMAINING AMORTIZATION TERM

-----------------------------------------------------------------------------------------------
                                                                              Percentage of
                                                       Aggregate                Aggregate
                                                       Principal                Principal
                                           Number     Balance As of           Balance As of
    Remaining Amortization Term           of Loans     Cut-off Date            Cut-off Date
-----------------------------------------------------------------------------------------------
180             .....................        3         $    2,870,000            86.32%
300             .....................        1                455,000            13.68
-----------------------------------------------------------------------------------------------
Total                                        4         $    3,325,000           100.00%
-----------------------------------------------------------------------------------------------

Weighted Average Remaining Amortization Term               196 months
Minimum Remaining Amortization Term                        180 months
Maximum Remaining Amortization Term                        300 months




                                  POOL - CS1001
                                AMORTIZATION TYPE

---------------------------------------------------------------------------------------------------------------------------
                                                                            Percentage of      Weighted        Weighted
                                                         Agggregate            Aggregate     Average Cut-      Average
                                                         Principal             Principal       off Date      Balloon-to
                                         Number        Balance As of         Balance As of      Loan-to-     Value Ratio
        Year of Maturity                of Loans       Cut-off Date          Cut-off Date     Value Ratio       (1)
---------------------------------------------------------------------------------------------------------------------------
Balloon Loans    2001  ..........            4         $     3,325,000           100.00%        46.4%         38.9%
---------------------------------------------------------------------------------------------------------------------------
Grand Total                                  4         $     3,325,000           100.00%        46.4%         38.9%
---------------------------------------------------------------------------------------------------------------------------

Weighted Average Maturity Date (Balloons)                           7/1/01
Minimum Maturity Date (Balloons)                                    7/1/01
Maximum Maturity Date (Balloons)                                    7/1/01

----------
(1) The Weighted Average Balloon-to-Value Ratio represents the percentage of the weighted average of the Balloon Payments of the Qualified Balloon Loans in the Pool to the weighted average appraised value of the related Mortgaged Properties.

                                  POOL - CS1001
                DISTRIBUTION BY CUT-OFF DATE LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------
                                                                   Percentage of
                                                   Aggregate         Aggregate
                                                   Principal         Principal
                                        Number   Balance As of     Balance As of     Cumulative
    Loan-to-Value Ratio                of Loans   Cut-off Date      Cut-off Date     Percentage
------------------------------------------------------------------------------------------------
    20.01%     to     25   .......        1       $   350,000           10.53%         10.53%
    45.01      to     50   .......        2         2,520,000           75.79          86.32
    55.01      to     60   .......        1           455,000           13.68         100.00
------------------------------------------------------------------------------------------------
Total                                     4       $ 3,325,000          100.00%
------------------------------------------------------------------------------------------------

Weighted Average Loan-to-Value Ratio              46.4%
Minimum Loan-to-Value Ratio                       23.0%
Maximum Loan-to-Value Ratio                       57.6%


                                  POOL - CS1001
                  DISTRIBUTION BY TOTAL DEBT COVERAGE RATIO (1)


--------------------------------------------------------------------------------------------------------
                                                                         Percentage of
                                                   Aggregate               Aggregate
                                                   Principal               Principal
                                    Number       Balance As of           Balance As of      Cumulative
   Debt Coverage Ratio             of Loans       Cut-off Date            Cut-off Date      Percentage
-------------------------------------------------------------------------------------------------------
   1.50   to      1.75   .......        2         $     2,885,000            86.77%            86.77%
   2.00   to      2.25   .......        2                 440,000            13.23            100.00
-------------------------------------------------------------------------------------------------------
Total                                   4               3,325,000           100.00%
-------------------------------------------------------------------------------------------------------

Weighted Average Total Debt Coverage Ratio                        1.74
Minimum Total Debt Coverage Ratio                                 1.69
Maximum Total Debt Coverage Ratio                                 2.05

----------
(1) Total Debt Coverage Ratio is the ratio determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the borrower's total annual debt service obligations (including capital lease payments).

                                  POOL - CS1001
        DISTRIBUTION OF QUALIFIED LOANS BY STATE AND COMMODITY GROUP (1)

                                   DAIRY                     PERMANENT PLANTINGS                 FEED GRAINS
                                   -----                     -------------------                 -----------

                                       % of    # of                      % of   # of                  % of    # of
       State         $ of Pool          Pool   Loans   $ of Pool         Pool   Loans   $ of Pool     Pool   Loans
---------------      -------------------------------   ------------------------------   ----------------------------
California           $  1,579,500       48%      1     $ 805,000         24%      2     $       0       0%       0
Minnesota                       0        0%      0             0          0%      0        90,000       3%       1
---------------      -------------------------------   ------------------------------   ----------------------------
Grand Total          $  1,579,500       48%      1     $ 805,000         24%      2     $  90,000       3%       1
---------------      -------------------------------   ------------------------------   ----------------------------


                     SUGARBEETS, CANE AND OTHER CROPS       TOTAL  PRINCIPAL  AMOUNT
                     --------------------------------       ------------------------
                                       % of    # of                      % of   # of
       State         $ of Pool          Pool   Loans   $ of Pool         Pool   Loans
---------------      -------------------------------   ------------------------------
California           $   850,500        26%      1     $  3,235,000       97%      4
Minnesota                      0         0%      0           90,000        3%      1
---------------      -------------------------------   ------------------------------
Grand Total          $   850,500        26%      1     $  3,325,000      100%      5
---------------      -------------------------------   ------------------------------

----------
(1) The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group. As to any Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.